Exhibit 99.1

             IASIS Healthcare Announces Year-End Results


    FRANKLIN, Tenn.--(BUSINESS WIRE)--Nov. 13, 2003--IASIS Healthcare(R) Corporation today announced financial and operating results for the fourth fiscal quarter and year ended September 30, 2003.
    Net revenue for the quarter ended September 30, 2003, increased 15.7% to $283.2 million compared with $244.7 million in the same quarter of last year. Earnings before interest expense, (gain) loss on sale of assets, minority interests, income taxes, depreciation and amortization, loss on debt extinguishment, impairment of assets held for sale, cumulative effect of a change in accounting principle, and reversal of discontinued operations (adjusted EBITDA) for the fourth quarter increased to $34.5 million compared with $32.7 million in the prior-year period. Net earnings were $2.0 million for the quarter ended September 30, 2003, compared with net earnings of $6.8 million in the same prior-year period. A table reconciling net earnings (loss) to adjusted EBITDA is included in this press release in the attached Supplemental Condensed and Consolidated Statements of Operations Information.
    Same facility hospital admissions and adjusted admissions for the quarter ended September 30, 2003, increased from the prior year period by 7.4% and 3.6%, respectively. Same facility net patient revenue per adjusted admission increased by 12.1% for the quarter ended September 30, 2003.
    In commenting on the quarterly results, David R. White, chairman, president and chief executive officer of IASIS, said, "We continue to execute our plan and have now achieved seven consecutive quarters of growth in net revenue and adjusted EBITDA over the prior year quarters. We believe our management team, information systems and the overall quality of our assets provide a foundation for continued growth in our business and solid operating results. In addition, successful execution of our strategies has resulted in a record year for cash flows from operating activities. Our hospitals continue to serve their communities by adding value through facility expansion, equipment and technology upgrades, and the recruitment of highly qualified physicians. We are pleased with our operating results in this fiscal year and are looking forward to continued success in fiscal 2004."
    Net revenue for the year ended September 30, 2003, increased 14.6% to $1.1 billion compared with $949.9 million in the prior year. Adjusted EBITDA for the fiscal year 2003 increased 13.5% to $147.6 million compared with $130.0 million in fiscal year 2002. Net earnings for the year ended September 30, 2003, were $20.6 million compared with a net loss of $11.0 million in the prior year.
    Same facility hospital admissions and adjusted admissions for the year ended September 30, 2003, increased from the prior year by 7.0% and 5.3%, respectively. Same facility net patient revenue per adjusted admission increased by 10.2% for the year ended September 30, 2003, compared with the prior year.
    Cash flows from operating activities for the fourth quarter and year ended September 30, 2003, were $46.4 million and $117.3 million, respectively, compared with $34.9 million and $77.1 million, respectively, in the prior-year periods. At September 30, 2003, the Company had cash of $101.1 million and $85.6 million (net of outstanding letters of credit) available under the Company's $125 million revolving credit facility.
    During the quarter, the Company commenced construction on its new 210-bed hospital, The Medical Center of Southeast Texas, located in Port Arthur, Texas. The estimated cost of the project is approximately $90 million, and the hospital is expected to open in the first half of 2005.

    A listen-only simulcast and 30-day replay of IASIS Healthcare Corporation's year-end conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on November 13, 2003. A copy of the Company's Form 8-K (including the press release) will also be available on the Company's website.

    IASIS Healthcare(R) Corporation, located in Franklin, Tennessee, is a leading owner and operator of acute care hospitals and develops and operates networks of medium-sized hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. Currently, IASIS Healthcare(R) owns or leases 14 hospitals with a total of 2,122 beds in service. These hospitals are located in four regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; and four cities in Texas, including San Antonio. IASIS Healthcare(R) also operates three ambulatory surgery centers and a Medicaid managed health plan that serves over 90,000 members in Arizona. For more information on IASIS Healthcare(R) Corporation, please visit the Company's website at www.iasishealthcare.com.

    This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to negotiate favorable contracts with managed care plans; the highly competitive nature of the healthcare industry; possible changes in Medicare and Medicaid reimbursement levels and other federal or state healthcare reforms; future cost containment initiatives undertaken by purchasers of healthcare services; our ability to attract and retain qualified management and personnel, including physicians and nurses; our ability to service our significant indebtedness; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997, the Balanced Budget Refinement Act of 1999 and the Medicare, Medicaid and SCHIP Benefit Improvement and Protection Act of 2000; the impact of possible governmental investigations; our ability to use our information systems effectively; our limited operating history; our ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; our ability to successfully complete and integrate acquisitions of other companies or facilities; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2002, and from time to time in our filings with the Securities and Exchange Commission.
    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


                     IASIS HEALTHCARE CORPORATION
          Condensed and Consolidated Statements of Operations
       (Unaudited, except for the year ended September 30, 2002)
                            (in thousands)

                            Three Months Ended        Year Ended
                               September 30,         September 30,
                           --------------------  --------------------
                             2003        2002       2003       2002
                           ---------  ---------  ---------  ---------
Net revenue:
 Acute care net revenue     $242,263   $210,072   $934,192   $811,732
 Premium revenue              40,893     34,613    153,964    138,156
                           ---------  ---------  ---------  ---------
   Total net revenue         283,156    244,685  1,088,156    949,888

Cost and expenses:
 Salaries and benefits        98,127     85,611    375,509    324,713
 Supplies                     39,924     34,345    152,199    132,960
 Medical claims               34,484     28,608    128,595    116,607
 Other operating expenses     52,008     44,091    198,027    173,340
 Provision for bad debts      24,141     19,370     86,231     72,238
 Interest, net                14,272     13,422     53,881     55,317
 Depreciation and
  amortization                17,463     13,160     56,280     46,111
 Loss on debt
  extinguishment                --         --        3,900       --
 Impairment of assets
  held for sale                 --         --       11,741       --
                           ---------  ---------  ---------  ---------
   Total costs
    and expenses             280,419    238,607  1,066,363    921,286
                           ---------  ---------  ---------  ---------

Earnings before gain on
 sale of assets, minority
 interests, income taxes
 and cumulative effect of
 a change in accounting
 principle                     2,737      6,078     21,793     28,602
Loss (gain) on sale
 of assets, net                 --         --         (588)         7
Minority interests               696        283      1,828      1,042
                           ---------  ---------  ---------  ---------

Earnings before income
 taxes and cumulative
 effect of a change in
 accounting principle          2,041      5,795     20,553     27,553
Income tax expense              --         --         --         --
                           ---------  ---------  ---------  ---------

Net earnings from
 continuing operations
 before cumulative effect
 of a change in
 accounting principle          2,041      5,795     20,553     27,553
Cumulative effect of a
 change in accounting
 principle                      --         --         --      (39,497)
Discontinued operations:
 Reversal of excess
 loss accrual for
 discontinued physician
 practice operations            --          972       --          972
                           ---------  ---------  ---------  ---------

Net earnings (loss)           $2,041     $6,767    $20,553   $(10,972)
                           =========  =========  =========  =========


                     IASIS HEALTHCARE CORPORATION
               Condensed and Consolidated Balance Sheets
                  (in thousands except share amounts)

                                                 Sept. 30,  Sept. 30,
                                                   2003       2002
                                                ----------  ---------
ASSETS                                          (Unaudited)
Current assets:
 Cash and cash equivalents                        $101,070  $    --
 Accounts receivable, net of
  allowance for doubtful accounts of
  $47,028 and $34,450, respectively                153,183    154,452
 Inventories                                        23,842     23,909
 Prepaid expenses and other current assets          16,316     15,697
 Assets held for sale                               11,070     22,106
                                                ----------  ---------
   Total current assets                            305,481    216,164

Property and equipment, net                        435,477    402,171
Goodwill                                           252,204    252,397
Other assets, net                                   36,837     27,751
                                                ----------  ---------
   Total assets                                 $1,029,999   $898,483
                                                ==========  =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                  $54,172    $47,061
 Salaries and benefits payable                      29,842     21,551
 Accrued interest payable                           20,978     15,016
 Medical claims payable                             25,767     30,262
 Other accrued expenses and
  other current liabilities                         20,529     19,023
 Current portion of long-term debt and
  capital lease obligations                          5,903     26,252
                                                ----------  ---------
   Total current liabilities                       157,191    159,165

Long-term debt and capital lease obligations       658,531    556,691
Other long-term liabilities                         27,794     22,347
Minority interest                                   10,383      4,736
                                                ----------  ---------
   Total liabilities                               853,899    742,939

Stockholders' equity:
 Preferred stock - $0.01 par value, authorized
  5,000,000 shares; no shares issued and
  outstanding at September 30, 2003 and 2002          --         --
 Common stock - $0.01 par value, authorized
  100,000,000 shares; 31,985,029 and 31,984,779
  shares issued at September 30, 2003, and
  September 30,  2002, respectively, and
  31,956,113 and 31,955,863 shares outstanding
  at September 30, 2003 and 2002, respectively         320        320
 Nonvoting common stock - $0.01 par value,
  authorized 10,000,000 shares; no shares issued
  and outstanding at September 30, 2003, and
  September 30, 2002                                  --         --
 Additional paid-in capital                        450,720    450,718
 Treasury stock, at cost, 16,306,541 shares
  at September 30, 2003 and 2002                  (155,300)  (155,300)
 Accumulated deficit                              (119,640)  (140,194)
                                                ----------  ---------
   Total stockholders' equity                      176,100    155,544
                                                ----------  ---------
   Total liabilities and stockholders' equity   $1,029,999   $898,483
                                                ==========  =========

                     IASIS HEALTHCARE CORPORATION
          Condensed and Consolidated Statements of Cash Flows
                            (in thousands)

                                                      Year Ended
                                                     September 30,
                                                    2003       2002
                                                 ---------  ---------
                                                (Unaudited)
Cash flows from operating activities:
 Net earnings (loss)                               $20,553   $(10,972)
 Adjustments to reconcile net earnings (loss)
  to net cash provided by operating activities:
   Depreciation and amortization                    56,280     46,111
   Minority interests                                1,828      1,042
   Cumulative effect of a change
    in accounting principle                           --       39,497
   Reversal of excess accrual
    for discontinued operations                       --         (972)
   Impairment of assets held for sale               11,741       --
   (Gain) loss on sale of assets                      (588)         7
   Loss on debt extinguishment                       3,900       --
   Changes in operating assets and liabilities,
    net of disposals:
     Accounts receivable                             1,413     (6,427)
     Inventories, prepaid expenses and
      other current assets                          (2,356)    (3,706)
     Accounts payable and other
      accrued liabilities                           24,508     12,525
                                                 ---------  ---------
      Net cash provided by operating activities    117,279     77,105
                                                 ---------  ---------

Cash flows from investing activities:
 Purchases of property and equipment               (80,600)   (47,625)
 Purchase of real estate                              --      (55,338)
 Proceeds from sales of assets                       3,205        148
 Change in other assets                             (2,853)    (5,377)
                                                 ---------  ---------
      Net cash used in investing activities        (80,248)  (108,192)
                                                 ---------  ---------

Cash flows from financing activities:
 Proceeds from issuance of common stock                  2        222
 Proceeds from debt borrowings                     589,600    190,100
 Payment of debt and capital leases               (516,249)  (162,019)
 Debt financing costs incurred                     (14,667)    (2,587)
 Distribution of minority interests                   (762)      (685)
 Proceeds from hospital syndications                 6,115       --
                                                 ---------  ---------
      Net cash provided by financing activities     64,039     25,031
                                                 ---------  ---------

Increase (decrease) in cash
 and cash equivalents                              101,070     (6,056)
Cash and cash equivalents at
 beginning of period                                  --        6,056
                                                 ---------  ---------
Cash and cash equivalents at end of period        $101,070  $    --
                                                 =========  =========

Supplemental disclosure of
 cash flow information:
  Cash paid for interest                           $49,198    $58,875
                                                 =========  =========
 Cash paid (refunded) for income taxes, net            $57    $(1,830)
                                                 =========  =========

Supplemental schedule of noncash investing
 and financing activities:
  Capital lease obligations incurred
   to acquire equipment                             $8,033     $4,686
                                                 =========  =========

                     IASIS HEALTHCARE CORPORATION
                    Segment Information (Unaudited)
                            (in thousands)

                        For the Three Months Ended September 30, 2003
                        ---------------------------------------------
                           Acute     Health
                           Care      Choice  Eliminations Consolidated
                        ----------  ---------  ----------  ----------
Net acute care revenue    $242,263  $    --    $    --       $242,263
Premium revenue               --       40,893       --         40,893
Revenue between segments     1,590       --       (1,590)        --
                        ----------  ---------  ---------   ----------
   Net revenue             243,853     40,893     (1,590)     283,156

Salaries and benefits       96,327      1,800       --         98,127
Supplies                    39,878         46       --         39,924
Medical claims                --       36,074     (1,590)      34,484
Other operating expenses    51,263        745       --         52,008
Provision for bad debts     24,141       --         --         24,141
                        ----------  ---------  ---------   ----------
   Adjusted EBITDA          32,244      2,228       --         34,472

Interest expense, net       14,272       --         --         14,272
Depreciation and
 amortization               17,424         39       --         17,463
                        ----------  ---------  ---------   ----------
Earnings before minority
 interests and taxes          $548     $2,189  $    --         $2,737
Minority interests             696       --         --            696
                        ----------  ---------  ---------   ----------
   Earnings (loss)
    before income taxes      $(148)    $2,189  $    --         $2,041
                        ==========  =========  =========   ==========
Segment assets          $1,027,643     $2,356              $1,029,999
                        ==========  =========              ==========
Capital expenditures       $21,284       $115                 $21,399
                        ==========  =========              ==========

                        For the Three Months Ended September 30, 2002
                        ---------------------------------------------
                          Acute      Health
                          Care       Choice  Eliminations Consolidated
                        ----------  ---------  ----------  ----------
Net acute care revenue    $210,072  $    --    $    --       $210,072
Premium revenue               --       34,613       --         34,613
Revenue between segments     1,993       --       (1,993)        --
                        ----------  ---------  ---------   ----------
   Net revenue             212,065     34,613     (1,993)     244,685

Salaries and benefits       84,200      1,411       --         85,611
Supplies                    34,270         75       --         34,345
Medical claims                --       30,601     (1,993)      28,608
Other operating expenses    43,631        460       --         44,091
Provision for bad debts     19,370       --         --         19,370
                        ----------  ---------  ---------   ----------
   Adjusted EBITDA          30,594      2,066       --         32,660

Interest expense, net       13,422       --         --         13,422
Depreciation and
 amortization               13,113         47       --         13,160
                        ----------  ---------  ---------   ----------
Earnings before minority
 interests and taxes        $4,059     $2,019  $    --         $6,078
Minority interests             283       --         --            283
                        ----------  ---------  ---------   ----------
   Earnings before
    income taxes            $3,776     $2,019  $    --         $5,795
                        ==========  =========  =========   ==========
Segment assets            $895,167     $3,316                $898,483
                        ==========  =========              ==========
Capital expenditures       $18,027       $249                 $18,276
                        ==========  =========              ==========

                     IASIS HEALTHCARE CORPORATION
                    Segment Information (Continued)
       (Unaudited, except for the year ended September 30, 2002)
                            (in thousands)

                             For the Year Ended September 30, 2003
                        ---------------------------------------------
                          Acute      Health
                          Care       Choice  Eliminations Consolidated
                        ----------  ---------  ----------  ----------
Net acute care revenue    $934,192  $    --    $    --       $934,192
Premium revenue               --      153,964       --        153,964
Revenue between segments     7,062       --       (7,062)        --
                        ----------  ---------  ---------   ----------
   Net revenue             941,254    153,964     (7,062)   1,088,156

Salaries and benefits      368,799      6,710       --        375,509
Supplies                   151,896        303       --        152,199
Medical claims                --      135,657     (7,062)     128,595
Other operating expenses   195,186      2,841       --        198,027
Provision for bad debts     86,231       --         --         86,231
                        ----------  ---------  ---------   ----------
   Adjusted EBITDA         139,142      8,453       --        147,595

Loss on debt
 extinguishment              3,900       --         --          3,900
Impairment of assets
 held for sale              11,741       --         --         11,741
Interest expense, net       53,881       --         --         53,881
Depreciation and
 amortization               56,154        126       --         56,280
Loss (gain) on sale
 of assets                    (588)      --         --           (588)
                        ----------  ---------  ---------   ----------
Earnings before minority
 interests and taxes       $14,054     $8,327  $    --        $22,381
Minority interests           1,828       --         --          1,828
                        ----------  ---------  ---------   ----------
   Earnings before
    income taxes           $12,226     $8,327  $    --        $20,553
                        ==========  =========  =========   ==========
Segment assets          $1,027,643     $2,356              $1,029,999
                        ==========  =========              ==========
Capital expenditures       $80,390       $210                 $80,600
                        ==========  =========              ==========

                            For the Year Ended September 30, 2002
                        ---------------------------------------------
                          Acute      Health
                          Care       Choice  Eliminations Consolidated
                        ----------  ---------  ----------  ----------
Net acute care revenue    $811,732  $    --    $    --       $811,732
Premium revenue               --      138,156       --        138,156
Revenue between segments     6,387       --       (6,387)        --
                        ----------  ---------  ---------   ----------
   Net revenue             818,119    138,156     (6,387)     949,888

Salaries and benefits      319,413      5,300       --        324,713
Supplies                   132,600        360       --        132,960
Medical claims                --      122,994     (6,387)     116,607
Other operating expenses   171,009      2,331       --        173,340
Provision for bad debts     72,238       --         --         72,238
                        ----------  ---------  ---------   ----------
   Adjusted EBITDA         122,859      7,171       --        130,030

Interest expense, net       55,365        (48)      --         55,317
Depreciation and
 amortization               45,978        133       --         46,111
Loss (gain) on
 sale of assets                  7       --         --              7
                        ----------  ---------  ---------   ----------
Earnings before minority
 interests and taxes       $21,509     $7,086  $    --        $28,595
Minority interests           1,042       --         --          1,042
                        ----------  ---------  ---------   ----------
   Earnings before
    income taxes           $20,467     $7,086  $    --        $27,553
                        ==========  =========  =========   ==========
Segment assets            $895,167     $3,316                $898,483
                        ==========  =========              ==========
Capital expenditures       $47,197       $428                 $47,625
                        ==========  =========              ==========


                     IASIS HEALTHCARE CORPORATION
               Financial and Operating Data (Unaudited)

                         Three Months Ended          Year Ended
                            September 30,           September 30,
                        ---------------------  ----------------------
                           2003        2002       2003       2002
                        ----------  ---------  ----------  ----------

Number of hospitals
 at end of period               14         14         14           14

Licensed beds
 at end of period            2,507      2,550      2,507        2,550

Beds in service
 at end of period            2,122      2,106      2,122        2,106

Average length of
 stay (days)                   4.3        4.3        4.4          4.3

Occupancy rates for
 same facilities
(average beds in service)     46.0%      42.9%      47.8%        43.5%

Admissions                  20,796     19,356     83,229       77,806

 Same facility % change        7.4%                  7.0%

Adjusted admissions         34,560     33,345    138,494      131,501

 Same facility % change        3.6%                  5.3%

Patient days                89,840     83,114    369,620      333,922

Adjusted patient days      143,540    137,042    589,267      544,337

Outpatient revenue
 as a % of gross
 patient revenue              36.4%      39.3%      36.7%        38.6%


                     IASIS HEALTHCARE CORPORATION
          Supplemental Condensed and Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                         Three Months Ended           Year Ended
                             September 30,           September 30,
                        ---------------------  ----------------------
                           2003       2002        2003       2002
                        ----------  ---------  ----------  ----------
Consolidated Results:
Net earnings (loss)         $2,041     $6,767    $20,553     $(10,972)
Add:
 Income tax expense           --         --         --           --
 Interest expense, net      14,272     13,422     53,881       55,317
 Minority interests            696        283      1,828        1,042
 Loss (gain) on sale
  of assets, net              --         --         (588)           7
 Cumulative effect of
  a change in
  accounting principle        --         --         --         39,497
 Reversal of excess
  loss accrued for
  discontinued physician
  practice operations         --         (972)      --           (972)
 Depreciation and
  amortization              17,463     13,160     56,280       46,111
 Loss on debt
  extinguishment              --         --        3,900         --
 Impairment of assets
 held for sale                --         --       11,741         --
                         ---------  ---------  ---------   ----------
Adjusted EBITDA (1)        $34,472    $32,660   $147,595     $130,030
                         =========  =========  =========   ==========

(1) Adjusted EBITDA represents net earnings (loss) before interest expense, (gain) loss on sale of assets, minority interests, income taxes, depreciation and amortization, loss on debt extinguishment, impairment of assets held for sale, cumulative effect of a change in accounting principle, and reversal of excess loss accrual for discontinued physician practice operations. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.


    CONTACT: IASIS Healthcare Corporation, Franklin
             Investor contact:
             David R. White or W. Carl Whitmer, 615-844-2747 or
             News media contact:
             Tomi Galin, 615-467-1255